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                            FUISZ TECHNOLOGIES LTD.

                      NON-STATUTORY STOCK OPTION AGREEMENT


1. Grant of Option. Fuisz Technologies Ltd., a Delaware corporation (the "Company"), hereby grants to __________________ (the "Optionee") an option, pursuant to the Company's 1994 Stock Incentive Plan (the "Plan"), to purchase an aggregate of_______________ shares of Common Stock, $0.01 par value ("Common Stock"), of the Company at a price of ______. Such shares shall be purchasable as set forth in, and subject to the terms and conditions of, this option and the Plan. This option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Except where the context otherwise requires, the term "Company" shall include the parent and all subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Code.

2.       Exercise of Option and Provisions for Termination.

         (a) Vesting Schedule. Except as otherwise provided in this Agreement, this option may be exercised prior to the tenth anniversary of the Date of Grant set forth herein below (hereinafter the "Expiration Date") in installments as to not more than the number of shares set forth in the table below during the respective installment period set forth in the table below.

- -----------------------------------------------------------------------------
Exercise Period                         Total Number of Shares Exercisable
- -----------------------------------------------------------------------------

Prior to______,1997                     0

On or after______, 1997
but prior to______, 1998

On or after ______, 1998
but prior to _______, 1999

On or after_______, 1999
and until the Expiration Date
- -----------------------------------------------------------------------------

         The right of exercise shall be cumulative so that if the option is not exercised to the maximum extent permissible, it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the Expiration Date or the earlier termination of this option.




                                                               FUISZ
                                                               TECHNOLOGIES LTD.

         Notwithstanding the foregoing, in the event of the death or disability of the Optionee, as set forth herein, all shares of Common Stock that would have vested under this Agreement as of the end of the twelve-month period beginning on ______ of the year in which the death or disability of the Optionee occurs, shall vest and be exercisable immediately pursuant to the terms of subsection 2(e) hereof.

         This option may not be exercised at any time on or after the Expiration Date.

         (b) Exercise Procedure. Subject to the conditions set forth in this Agreement, this option shall be exercised by the Optionee's delivery of written notice of exercise to the Treasurer of the Company specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 3. Such exercise shall be effective upon receipt by the Treasurer of the Company of such written notice together with the required payment. The Optionee may purchase fewer than the total number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

         (c) Continuous Relationship Required. Except as otherwise provided in this Section 2, this option may not be exercised unless the Optionee, at the time he or she exercises this option, is, and has been at all times since the Date of Grant of this option, an employee, consultant, officer or director of the Company.

         (d) Exercise Period Upon Termination of Relationship. If the Optionee ceases to be employed by the Company for any reason other than death or disability or a discharge for "cause", as provided below, the right to exercise this option shall continue until the Expiration Date, provided that this option shall be exercisable only to the extent that the Optionee was entitled to exercise this option on the date of such cessation.

         (e) Exercise Period Upon Death or Disability. If the Optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) prior to the Expiration Date while he or she is an employee, consultant, officer or director of the Company, or if the Optionee dies within three months after the Optionee ceases to be an employee, consultant, officer or director of the Company (other than as the result of a discharge for "cause" as specified in paragraph (f) below), this option shall be exercisable, within the period of one year following the date of death or disability of the Optionee (but in no event after the Expiration Date), by the Optionee or by the person to whom this option is transferred by will or the laws of descent and distribution, provided that this option shall be exercisable only to the extent that this option was exercisable by the Optionee on the date of his or her death or disability, after giving effect to the provision in the second to last paragraph in section 2(a). Except as otherwise


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                                                               FUISZ
                                                               TECHNOLOGIES LTD.

indicated by the context, the term "Optionee", as used in this option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Optionee.

         (f) Discharge for Cause. If the Optionee, prior to the Expiration Date, ceases his or her employment or other relationship with the Company because he or she is discharged for "cause" (as defined below), the right to exercise this option shall terminate immediately upon such cessation of employment or relationship. "Cause" shall mean willful misconduct in connection with the Optionee's duties or willful failure to perform his or her responsibilities in the best interests of the Company (including, without limitation, breach by the Optionee of any provision of any employment, non-disclosure, non-competition or other similar agreement between the Optionee and the Company), as determined by the Company, which determination shall be conclusive. "Willful" shall mean an act or failure to act done intentionally or on purpose and not accidentally.

3.       Payment of Purchase Price.

         (a) Method of Payment. Payment of the purchase price for shares purchased upon exercise of this option shall be made (i) by delivery to the Company of cash or a check to the order of the Company in an amount equal to the purchase price of such shares, (ii) by delivery to the Company of shares of Common Stock of the Company then owned by the Optionee having a fair market value equal in amount to the purchase price of such shares, (iii) by any other means (including, without limitation, by delivery of a promissory note of the Optionee payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 and Regulation T promulgated by the Federal Reserve Board) or (iv) by any combination of such methods of payment.

         (b) Valuation of Shares Tendered in Payment of Purchase Price. For the purposes hereof, the fair market value of any share of the Company's Common Stock which may be delivered to the Company in exercise of this option shall be the closing price of the Company's Common Stock as quoted on the NASDQ stock exchange, for the last trading day immediately preceeding the date of exercise.

         (c)       Delivery of Shares Tendered in Payment of Purchase Price.
If the Company permits the Optionee to exercise options by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable


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                                                               FUISZ
                                                               TECHNOLOGIES LTD.

for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

         (d) Restrictions Upon Use of Option Stock. Notwithstanding the foregoing, no shares of Common Stock of the Company may be tendered in payment of the purchase price of shares purchased upon exercise of this option if the shares to be so tendered were acquired within twelve (12) months before the date of such tender, through the exercise of an option granted under the Plan or any other stock option or restricted stock plan of the Company.

4.       Delivery of Shares; Compliance With Securities Law, Etc.

         (a) General. The Company shall, upon payment of the option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

         (b) Listing, Qualification, Etc. This option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

5.       Nontransferability of Option.  Except as provided in paragraph (e) of
Section 2, this option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

6. Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this option unless and until a certificate representing such shares is duly issued and delivered to the


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                                                               TECHNOLOGIES LTD.

Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

7.       Recapitalization.

         (a) General. If, as a result of a merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to the outstanding shares of Common Stock or other securities, the outstanding shares of Common Stock are increased or decreased, or are exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (i) the number and kind of shares or other securities subject to this option and (ii) the price for each share subject to this option, without changing the aggregate purchase price as to which this option remains exercisable.

         (b)       Board Authority to Make Adjustments.  Adjustments under this
Section 7 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under this option on account of any such adjustments.

8. Mergers. Etc. In the event of a merger or consolidation in which the Company is not the surviving corporation, or which results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person, entity or group of persons or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the assets of the Company, or in the event of a reorganization or liquidation of the Company, prior to the Expiration Date or termination of this option, the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in 5(b) and 10(f) of the Plan.

9. Withholding Taxes. The Company's obligation to deliver shares upon the exercise of this option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

10.      Investment Representations; Legend.

         (a) Representations. The Optionee represents, warrants and covenants that:

                   (i) Any shares purchased upon exercise of this option shall be acquired for the Optionee's account for investment only, and not with a view to, or for sale in connection with, any distribution of the shares in violation



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                                                               TECHNOLOGIES LTD.

                   of the Securities Act of 1933 (the "Securities Act"), or any rule or regulation under the Securities Act.

                   (ii) The Optionee has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company.

                   (iii) The Optionee is able to bear the economic risk of holding such shares acquired pursuant to the exercise of this option for an indefinite period.

                   (iv) The Optionee understands that (A) the shares acquired pursuant to the exercise of this option will not be registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; and (C) in any event, the exemption from registration under Rule 144 will not be available for at least two years from the date of exercise of the option and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with.

         By making payment upon exercise of this option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 10.

         (b) Legend on Stock Certificate. All stock certificates representing shares of Common Stock issued to the Optionee upon exercise of this option shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by applicable state law:

         "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required."



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                                                              FUISZ
                                                              TECHNOLOGIES LTD.

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11.      Miscellaneous.

         (a) Except as provided herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

         (b) All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

         (c) This option shall be governed by and construed in accordance with the laws of the State of Delaware.

Date of Grant:

- --------------
                                         FUISZ TECHNOLOGIES LTD.


                                         -----------------------------
                                         Richard C. Fuisz, M.D.
                                         President and CEO
                                         3810 Concorde Parkway
                                         Suite 100
                                         Chantilly, VA 22021


                             OPTIONEE'S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1994 Stock Incentive Plan.

                                         OPTIONEE

                                         --------------------

                                         ------------


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                                                               FUISZ
                                                               TECHNOLOGIES LTD.